                           SHORT-TERM INVESTMENTS CO.

                            LIQUID ASSETS PORTFOLIO

                            PRIVATE INVESTMENT CLASS

                       Supplement dated December 16, 1996
       to the Statement of Additional Information dated December 12, 1995 as supplemented February 16, 1996


         On December 11, 1996, the Board of Directors of Short-Term Investments Co. approved, subject to shareholder approval, the elimination of and changes to certain fundamental investment policies of the Liquid Assets Portfolio (the "Fund"). Shareholders of the Fund will be asked to approve these changes at an annual meeting of shareholders to be held on February 7, 1997. If approved, these changes will become effective as of March 1, 1997.

         Reference is made to Investment Restriction Nos.(2) and (10) of the Fund, set forth on pages 23 and 24, respectively, of the Fund's Statement of Additional Information. The Board of Directors has approved the elimination of Investment Restriction No. (10) and a change to Investment Restriction No. (2) of the Fund. In the event shareholders approve the proposed changes, Investment Restriction No. (10) will no longer apply and Investment Restriction No. (2) will read in full as follows:

         (2) purchase securities of any one issuer (other than obligations of the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Portfolio's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, as amended from time to time, and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;